UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________________________________________________________________
FORM 8-K
__________________________________________________________________________

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 29, 2021
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CURO GROUP HOLDINGS CORP.
(Exact Name of Registrant as Specified in Its Charter)
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Delaware	001-38315	90-0934597
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3527 North Ridge Road, Wichita, Kansas		67205
(Address of Principal Executive Offices)		(Zip Code)

(316) 772-3801
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
________________________________________________________________________
Check the appropriate box below if the Form8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock	CURO	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2of the Securities Exchange Act of 1934(§240.12b-2of this chapter).

    Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.02 Results of Operations and Financial Condition

On February 4, 2021, CURO Group Holdings Corp. (the “Company”) issued a press release announcing its financial results for the three and twelve months ended December 31, 2020. A copy of the press release and a supplemental presentation that will be used in conjunction with its earnings call with investors on February 4, 2021 is attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and is incorporated herein by reference.

The information contained herein and in the accompanying exhibits shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to this or such filing. The information in this Item, including the exhibits related hereto, shall be deemed to be “furnished” and therefore shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 29, 2021, William Baker, the Company's Executive Vice President and Chief Operating Officer, was appointed President and Chief Operating Officer. Biographical information about Mr. Baker may be found in the Company's Definitive Proxy Statement, filed with the Securities and Exchange Commission ("SEC") on April 29, 2020, under the heading “Executive Officers,” which information is incorporated herein by reference. Mr. Baker will serve as President and Chief Operating Officer pursuant to his existing Employment and Non-Competition Agreement, dated October 24, 2019, a brief description of which may be found in the Company's Definitive Proxy Statement, filed with the SEC on April 29, 2020, under the heading “Executive Employment Agreements,” which description is incorporated herein by reference.

Also, on January 29, 2021, the Company's Board of Directors approved the 2021 Long-Term Incentive Program (the “2021 LTIP”) for participation by identified key employees of the Company, including our named executive officers. Other than a new three-year performance period for restricted stock units subject to performance-based vesting (January 1, 2021 to December 31, 2023), the 2021 LTIP operates in the same manner and has the same terms and conditions applicable to named executive officers as the 2020 Long-Term Incentive Program, a description of which may be found in the Company's Definitive Proxy Statement, filed with the SEC on April 29, 2020, under the heading “Executive Compensation,” which information is incorporated herein by reference. A form of restricted stock unit grant notice and award agreement for the 2021 LTIP is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 8.01 Other Events

On February 4, 2021, the Company announced that its Board of Directors declared a quarterly cash dividend of $0.055 per share pursuant to its dividend program initiated in 2021. The dividend is payable on March 2, 2021 to stockholders of record as of the close of business on February 16, 2021. The declaration of future dividends is within the discretion of the Board, taking into account such considerations as the Board of Directors may deem relevant at the time, including, without limitation, the Company’s financial condition, financial performance, available liquidity and applicable legal requirements.

ITEM 9.01 Financial Statements and Exhibits

(d). Exhibits

Exhibit Number	Description
99.1	Press Release, dated February 4, 2021
99.2	Supplemental Earnings Presentation
10.1	Restricted Stock Unit Grant Notice and Restricted Stock Unit Award Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 4th day of February, 2021.

                        CURO Group Holdings Corp.
                        By: /s/ Roger Dean______
                        Roger Dean
                        Executive Vice President and Chief Financial Officer